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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 5, 1998



                               NORAM ENERGY CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-13265                   76-0511406
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                         77002
     (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (713) 207-3000
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ITEM 5.   OTHER EVENTS.

          On November 5, 1998, NorAm Energy Corp. (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $500,000,000 aggregate principal amount of its 6-3/8% Term Enhanced ReMarketable Securities(SM) (the "TERMS(SM)"). The TERMS were registered under the Securities Act of 1933, as amended, pursuant to three shelf registration statements (Registration Statement Nos. 333-41017, 333-62377 and 333-66157) of the Company. The TERMS were issued under an Indenture, dated as of February 1, 1998, between the Company and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), as Trustee, as supplemented by Supplemental Indenture No. 1, dated as of February 1, 1998, and Supplemental Indenture No. 2, dated as of November 1, 1998, and in the form of Exhibit 4.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          The following exhibits are filed herewith:

          1 Underwriting Agreement, dated as of November 5, 1998, among the Company and Credit Suisse First Boston Corporation, Chase Securities Inc. Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Montgomery Securities LLC.

          4.1 Supplemental Indenture No. 2, dated as of November 1, 1998, providing for the issuance of the TERMS.

          4.2  Form of TERMS (included in Exhibit 4.1 above).

          8 Opinion of Baker & Botts, L.L.P. as to certain federal income tax matters.

          23   Consent of Baker & Botts, L.L.P. (included in Exhibit 8).



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORAM ENERGY CORP.



Date: November 9, 1998               By:   /s/ Mary P. Ricciardello
                                        --------------------------------
                                        Mary P. Ricciardello
                                        Vice President and Comptroller

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